# School Specialty, Inc.

# Fiscal 2015 Second Quarter and Six Month Results Update

# December 4, 2014

# About School Specialty – Our Business

## Business Summary

**A leading distributor of supplies, furniture, technology products, supplemental learning products and curriculum solutions to the education marketplace**

- Founded in 1959 and headquartered in Greenville, WI
- Access to over 60,000 proprietary and branded educational products supported by customized value-added service solutions and preferred alternative procurement options
- Long-standing relationships with approximately 70% of the estimated 132,000 schools in the U.S., and 3.6 million teachers in those schools
- Several of the Company's brands hold the #1 position in their respective categories
- Nationwide distribution capabilities
- Approximately 1,350 employees nationwide

## Business Segment Overview



Distribution
Supplies
Furniture
Technology
Instructional Solutions
Agendas
Curriculum
Science
Vocabulary, Spelling & Grammar
Reading Intervention
Math Intervention
Standards-based Solutions

## Distribution

*The broadest range and deepest assortment of supplies and consumables, supplemental learning products, classroom equipment and furniture available from a single-source supplier*

## Curriculum

*Leading developer of core and supplemental curriculum products and services for science, reading and literacy with a focus on advancing student learning and achievement*

School Specialty

# About School Specialty – Our Diverse Assortment & Offering

*We offer educators and those responsible for purchasing for education, the widest assortment of products within our target markets and product categories. We continuously assemble products and solutions that help teachers teach and advance student learning. It's this breadth and depth of our offering, and our **commitment to customer service** which sets us apart.*

## Proprietary brands

## 3rd party brands

## Purchasing Customers

- District Administrators
- Superintendents & Asst. Superintendents
- Principals & Asst. Principals
- Teachers
- E-tailers and Retailers
- Parents & Consumers

## Sampling of Product Offering

- Classroom supplies
- Office products
- Janitorial and sanitation supplies
- School equipment
- Classroom technology
- Specialty paper
- Supplemental learning materials
- Teaching resources
- Art supplies
- Early childhood products
- Physical education equipment
- Special needs equipment

- Classroom furniture
- Library furniture
- Cafeteria furniture
- Office furniture
- Hallway/lounge furniture
- Shelves and benches
- Other fixed furniture
- Playground equipment
- Projects by design

- Core focus in science, reading and math
- Standards-based curriculum products
- Supplemental curriculum materials
- Instructional programs
- Academic planning solutions
- Coordinated student health materials
- Student assessment tools

School Specialty

# About School Specialty – Key Competitive Advantages

*For the past 18 months, we have embarked on an aggressive turnaround plan to better service our customers and generate long-term sustainable value for our shareholders. Through enhancements in operations and service functions, new innovation in our product assortment, and by realigning and refocusing our nationwide sales force, we believe the Company is positioned for growth in FY16 with **improved bottom-line performance and cash generation**.*


Broadest Assortment of PreK-12 products in the industry
Nationwide sales force with over 300 account representatives and a growing inside salesteam
Millions of touch points through over 10 million catalogs and improved e-commerce platform
Optimized and enhanced distribution network leading to improved delivery times and accuracy
Unmatched scale leads to competitive product pricing and improved customer satisfaction
School Specialty.

## Positioning for the Future

- Diverse assortment of proprietary and third-party brands
- One-stop shopping and ease of doing business
- Long-standing customer relationships
- Blend of assortment opens up educational "touch points"
- Wide array of furniture products to capitalize on pent-up demand for new school constructions/refurbishments
- Growing technology offering with opportunities to expand beyond A/V category
- Expanding print and digital curriculum-based offering
- Positioned for Common Core State Standards and Next Generation Science Standards at state and district levels
- Potential to expand beyond PreK-12 markets (higher learning, health care, office supplies and furniture, other)
- Experienced and seasoned management team, with sales, operations and distribution backgrounds to lead this turnaround and drive value

School Specialty.

# Fiscal 2015 Six Month Financial Highlights

*The first half of School Specialty's Fiscal Year encapsulates the Company's core back-to-school shipping season. The Company's peak shipping weeks fall in the end of the 1st Quarter/beginning of the 2nd Quarter and therefore, year-over-year comparisons of either the 1st or 2nd Quarter can be subject to timing-related variances. The following represents financial results for the first half of fiscal 2015 compared to the combined results for the first half of fiscal 2014.*

- **Revenues of $438.1 million vs. $447.8 million (combined), a decline of $9.7 million or 2.2%**
  - Distribution segment revenues of $374.5 million vs. $388.3 million, down $13.8 million or 3.6% with last year's printing plant divestiture accounting for $4.3 million of that difference; Student planners and agenda products accounted for $8.2 million of the decline; Furniture revenues increased $1 million
  - Curriculum segment revenues of $63.6 million vs. $59.5 million, up $4.1 million or 6.9%; increase driven by higher revenues from the TX adoption of new science curriculum standards
- **Gross margins of 37.7% vs. 39.4% (combined)**
  - Distribution segment combined margins declined due primarily to lower sales and margins of student planners and agendas and overall changes in product mix; Curriculum segment margins declined due to higher product development amortization, offset by higher product margins
- **Selling, general and administrative (SG&A) expenses were $129.8 million vs. $136.3 million (combined), a decline of $6.5 million or 4.8%**
  - SG&A for the combined Distribution and Curriculum segments decreased by $8.4 million and Corporate SG&A increased by $1.9 million
  - $1.9 million increase in restructuring related costs
  - $1.5 million increase in transportation costs (higher shipping costs to the West Coast; increase in shipping rates tied to service level improvements); Company anticipates it can drive transportation cost improvements going forward (as a % of revenues)
  - Personnel reductions resulted in $2.5 million decline in payroll and benefit costs, a decrease of 4.2%
  - Marketing, selling and catalog expenditures decreased by $3.5 million due to enhancements in catalog distribution and digital marketing campaigns
  - Depreciation and amortization expenses decreased by $2.4 million due to the adoption of fresh start accounting
  - Additional savings anticipated in 2H15 and into FY16 as a result of Process Improvement Programs

School Specialty

# Fiscal 2015 Six Month Financial Highlights – Distribution Business Review

*The first half of School Specialty's Fiscal Year encapsulates the Company's core back-to-school shipping season. The Company's peak shipping weeks fall in the end of the 1st Quarter/beginning of the 2nd Quarter and therefore, year-over-year comparisons of either the 1st or 2nd Quarter can be subject to timing-related variances. The following represents financial results for the first half of fiscal 2015 compared to the combined results for the first half of fiscal 2014.*

| | Year to Date | | | |
|---|---|---|---|---|
| | 1H F'15 | 1H F'14 | Change | % Change |
| Transactional products | $ 276,940 | $ 273,866 | $ 3,074 | 1.1% |
| AV Tech Distributor business | 7,159 | 6,506 | 653 | 10.0% |
| Projects Furniture | 33,567 | 38,686 | (5,119) | -13.2% |
| Agendas | 54,781 | 62,992 | (8,211) | -13.0% |
| Commercial print plant activity | - | 4,316 | (4,316) | -100.0% |
| Freight revenue | 4,259 | 3,756 | 503 | 13.4% |
| Customer allowances/discounts | (2,157) | (1,767) | (390) | 22.1% |
| Total | $ 374,549 | $ 388,355 | $ (13,806) | -3.6% |

| | Year to Date | | | |
|---|---|---|---|---|
| | 1H F'15 | 1H F'14 | Change | % Change |
| District sales | $ 252,470 | $ 244,377 | $ 8,093 | 3.3% |
| Channel sales | 7,105 | 6,565 | 540 | 8.2% |
| Other Non-District | 17,365 | 22,924 | (5,559) | -24.2% |
| Total Transactional | $ 276,940 | $ 273,866 | $ 3,074 | 1.1% |

*NOTE: Transactional products includes supplies, instructional solutions, AV/Tech sold to non-distributors and "loose" furniture.*

*NOTE: 1H F'14 includes the combined results for the Predecessor and Successor companies. More information can be found in the Company's Form 10-Q filing with the Securities and Exchange Commission.*

## Distribution Segment Review

- Transactional products - 74% of Distribution Segment revenues – increased by 1.1%
- Transactional sales to the core Public School customer segment increased by 3.3%
- New Channel sales – e-tail/retail – initiative posts 8.2% year over year increase; new alliances formed in Fiscal '15 to drive future growth
- Furniture sales decline related to project-based programs; pipeline indicates primarily timing related YOY fluctuations
- Agenda business anticipated to decline; opportunities to offset declines through digital offerings
- $4.3 million related to divestiture in Fiscal 2014 (commercial printing plant)
- New sales force alignment structured to support growth initiatives in non-district customer segment; private and charter schools and childcare facilities

School Specialty

# Fiscal 2015 Six Month Financial Highlights – Curriculum Business Review

*The first half of School Specialty's Fiscal Year encapsulates the Company's core back-to-school shipping season. The Company's peak shipping weeks fall in the end of the 1st Quarter/beginning of the 2nd Quarter and therefore, year-over-year comparisons of either the 1st or 2nd Quarter can be subject to timing related variances. Following represents financial results for the first half of fiscal 2015 compared to the combined results for the first half of fiscal 2014.*

| | Year to Date | | | |
|---|---|---|---|---|
| | 1H F'15 | 1H F'14 | Change | % Change |
| Revenues | $ 63,590 | $ 59,470 | $ 4,120 | 6.9% |
| Gross profit | $ 32,476 | $ 32,026 | $ 450 | 1.4% |
| Gross margin | 51.1% | 53.9% | | -2.8% |

### Curriculum Segment – Revenue Analysis

- Curriculum driven Science product lines, such as FOSS and CPO experienced strong growth across many adoption states, including Texas.
- The growth in the curriculum based Science product lines was partially offset by weaker year-over-year performance in the more supply-based Science product lines.
- The Reading product category had anticipated sales of certain digital products shift to the second half of FY '15; otherwise, the Reading category was relatively flat year-over-year.

### Curriculum Segment – Gross Margin Analysis

- In both Reading and Science, higher amortization of product development costs was the largest driver of year-over-year margin declines, decreasing gross margins by 360 basis points.
- Further, Science (which carries lower margins than Reading) represented a higher portion of the Curriculum segment revenues and therefore reduced Curriculum gross margins by 80 basis points.
- Partially offsetting the declines was a product mix shift within Science towards higher margin curriculum-based products.

*NOTE: 1H F'14 includes the combined results for the Predecessor and Successor companies. More information can be found in the Company's Form 10-Q filing with the Securities and Exchange Commission.*

School Specialty

# Consolidated Combined Statement of Operations

**SCHOOL SPECIALTY, INC.**
**CONSOLIDATED COMBINED STATEMENTS OF OPERATIONS**
(In Thousands, Except Per Share Amounts)
Unaudited / Non-GAAP

| | Successor Company | | Successor Company | | Predecessor Company | Non-GAAP Combined |
|---|---|---|---|---|---|---|
| | Three Months Ended October 25, 2014 | Three Months Ended October 26, 2013 | Six Months Ended October 25, 2014 | Twenty Weeks Ended October 26, 2013 | Six Weeks Ended June 11, 2013 | Six Months Ended October 26, 2013 |
| Revenues | $ 238,670 | $ 245,629 | $ 438,139 | $ 389,128 | $ 58,697 | $ 447,825 |
| Cost of revenues | 151,848 | 152,424 | 272,751 | 236,165 | 35,079 | 271,244 |
| Gross profit | 86,822 | 93,205 | 165,388 | 152,963 | 23,618 | 176,581 |
| Selling, general and administrative expenses | 67,893 | 71,713 | 129,835 | 108,819 | 27,473 | 136,292 |
| Facility exit costs and restructuring | 1,929 | 2,249 | 2,062 | 3,605 | - | 3,605 |
| Operating income (loss) | 17,000 | 19,243 | 33,491 | 40,539 | (3,855) | 36,684 |
| Other expense (income): | | | | | | |
| Interest expense | 5,206 | 4,605 | 10,481 | 7,426 | 3,235 | 10,661 |
| Change in fair value of interest rate swap | 42 | 622 | 29 | 622 | - | 622 |
| Refund of early termination fee | - | (4,054) | - | (4,054) | - | (4,054) |
| Reorganization items, net | - | 3,367 | 271 | 4,647 | (84,799) | (80,152) |
| Income before provision for (benefit from) income taxes | 11,752 | 14,703 | 22,710 | 31,898 | 77,709 | 109,607 |
| Provision for (benefit from) income taxes | (171) | 6 | (227) | 258 | 1,641 | 1,899 |
| Net income | $ 11,923 | $ 14,697 | $ 22,937 | $ 31,640 | $ 76,068 | $ 107,708 |
| Weighted average shares outstanding: | | | | | | |
| Basic | 1,000 | 1,000 | 1,000 | 1,000 | 18,922 | |
| Diluted | 1,000 | 1,000 | 1,000 | 1,000 | 18,922 | |
| Net Income per Share: | | | | | | |
| Basic | $ 11.92 | $ 14.70 | $ 22.94 | $ 31.64 | $ 4.02 | $ 35.66 |
| Diluted | $ 11.92 | $ 14.70 | $ 22.94 | $ 31.64 | $ 4.02 | $ 35.66 |

School Specialty

# Adjusted EBITDA Comparisons

**SCHOOL SPECIALTY, INC.**
**CONSOLIDATED COMBINED STATEMENTS OF OPERATIONS**
(In Thousands, Except Per Share Amounts)
Unaudited / Non-GAAP

| | Successor Company | | Successor Company | Non-GAAP Combined |
|---|---|---|---|---|
| | **Three Months Ended October 25, 2014** | **Three Months Ended October 26, 2013** | **Six Months Ended October 25, 2014** | **Six Months Ended October 26, 2013** |
| **Adjusted Earnings before interest, taxes, depreciation, amortization, bankruptcy-related costs, restructuring and impairment charges (EBITDA) reconciliation:** | | | | |
| Net income | $ 11,923 | $ 14,697 | $ 22,937 | $ 107,708 |
| Provision for (benefit from) income taxes | (171) | 6 | (227) | 1,899 |
| Reorganization items, net | - | 3,367 | 271 | (80,152) |
| Restructuring costs | 1,929 | 2,249 | 2,062 | 3,605 |
| Restructuring-related costs incl in SG&A | 3,164 | 2,568 | 5,706 | 3,807 |
| Change in fair value of interest rate swap | 42 | 622 | 29 | 622 |
| Early termination fee | - | (4,054) | - | (4,054) |
| Depreciation and amortization expense | 4,683 | 6,613 | 9,052 | 12,463 |
| Amortization of development costs | 3,278 | 2,199 | 6,949 | 4,596 |
| Net interest expense | 5,206 | 4,605 | 10,481 | 10,661 |
| Stock-based compensation | 141 | - | 141 | - |
| Adjusted EBITDA | $ 30,195 | $ 32,872 | $ 57,401 | $ 61,155 |

# FY15 Business Update & Corporate Priorities



# Fiscal 2015 Update – Key Focus Areas and Achievements

- Successful Realignment of Nationwide Sales Force
- Distribution Center Consolidation and Optimization
- SKU Rationalization and Improvements in Inventory Management
- Rightsizing and Aligning the Organization to Drive Efficiencies and Bottom-Line Performance
- Changes in Executive Leadership Structure
- Development of Multi-Year Growth Plan to Drive Shareholder Value

# Successful Realignment of Nationwide Sales Force

- Implementation of an inside/outside sales coverage model
- New alignment broken out by territory and product category
- Designed to capitalize on SSI's key competitive differentiators – assortment and service

**Outside Sales**

Territory and organization redesign
Platinum account management for top-tier customers
Enhanced technology tools to grow account base
Increase penetration and velocity in e-tail and retail

**Inside Sales**

Increase customer touch points and frequency
Lower SG&A costs to service customers
Increase penetration with smaller school districts
Dedicated account management

**New Sales Organization Structure**

- Establish Chief Sales Officer (CSO) role with accountability to drive sales across the organization (in process)
- Senior Vice Presidents of both Distribution and Curriculum business segments
- Regional Vice Presidents for both business segments, and by product categories (Supplies, Furniture, Instructional Solutions, Technology, Science and Reading, e-tail/retail, etc.)
- Inside and Outside Account Managers to service *all customer accounts*
- Implementation of new category and product specialists to support sales efforts
- Sales organization better aligned with Merchandising, Marketing and Operations to drive future innovation

School Specialty

# Distribution Center Consolidation and Optimization

**F14 / FY15 Actions & Accomplishments**

- Closed Fresno, CA and Salina, KS facilities
- Consolidated inventory to Mansfield, OH and Greenville, WI
- Mansfield set up as primary distribution center
- Greenville configured for peak-season support and e-tail/retail channel (e.g. Amazon, Donors Choose, eBay, etc.)
- New operations management team and lean processes implemented
- Investments made in upgraded warehouse management and control systems
- Reorganized distribution lines and restructured staffing model
- **End Result:** *Improved line fill rates, reduction in split orders, and reduction in backorders*


Pending
Current
3PL partner pending
Greenville, Wisconsin
Mansfield, Ohio

***~80% of product order volume from the Eastern United States***

**FY15 2nd Half of the Year Priorities**

- Continued focus on improved efficiencies and productivity
- Integration of technology platform and key business functions and processes
- Implementation of 3PL DC partnership opportunities to expand coverage
- Improve accurate, on-time delivery and customer satisfaction

School Specialty

# SKU Rationalization and Improvements in Inventory Management

## Actions Driving Tangible Results

- Warehouse consolidation continues to drive inventory reduction
- Ongoing SKU rationalization also driving inventory down; continued focus on working capital efficiency
- Approximately 15,000 SKU's removed over the past 18 months; more identified in FY15 and beyond
- In process of integrating sales & operations planning (S&OP) across DCs and warehouses to improve inventory utilization, order accuracy and distribution efficiencies
- **End result:** Anticipate reduction in SKUs of over 25% and average inventory levels of approximately 12% (FY13 vs. FY15)

### SKUs


~70,000
~50,000
FY'13A
FY'15E

### Average inventory levels

($ in millions)


$100
$85-$90
FY'13A
FY'15E

Note: April 30th fiscal year end.

School Specialty

# Rightsizing and Aligning the Organization to Drive Efficiencies and Bottom-Line Performance

## Key Initiatives to Right size and Align for the Future

- Creation of one leadership and support structure with multiple product segments
- Scaled and more efficient Distribution Center alignment and new sales coverage model with inside/outside sales force
- Outsourcing of select Customer Care and Human Resources functions to establish a variable cost model and improve service levels
- Ongoing corporate rightsizing, aligned with process improvements, to improve staffing model and create efficiencies
- Removal of business silos to leverage the full strength and support of School Specialty

## Number of Employees



2,500
2,000
1,500
1,000
500
0
1,919
1,750
1,583
1,450
1,350
FY11
FY12
FY13
FY14
FY15*

## Looking Ahead

- Continued focus on proper staffing levels and leveraging synergies from Process Improvement Programs
- Further integration of previous stand-alone business units and support functions.
- Appropriate investments in human capital to drive results
- Additional improvement in operating costs as a result of ongoing initiatives

FY end – last working day of April for each of the FY periods
* FY15 – current (approximate)

School Specialty

# Changes in Executive Leadership Structure

**The New Leadership Team of School Specialty**

- Joseph Yorio appointed President and Chief Executive Officer in April 2014
- Ryan Bohr appointed EVP and Chief Financial Officer in November 2014
- Todd Shaw promoted to EVP Operations in December 2014
- Company in advanced discussions to appoint new Executive Vice President and Chief Sales Officer
- Bodie Marx promoted to SVP Curriculum Sales with GM responsibilities (to oversee both Reading and Science divisions)
- Other key, strategic hires in FY15 to improve breadth and depth of management (Operations, Finance, Merchandising, Transportation & Logistics, Procurement, etc.)


Joseph M. Yorio
Chief Executive Officer
Ryan M. Bohr
EVP, Chief Financial Officer
Todd A. Shaw
Executive Vice President, Operations
TBD
Chief Sales Officer
Laura Vartanian
SVP, Human Resources
Bodie Marx
SVP, Curriculum Sales
General Manager, Curriculum
Rich Harney
Interim - Vice President, Marketing

***Transitioning to a "one-company" model to better service customer needs***

School Specialty

# FY15 Near-Term Corporate Priorities

## Key Elements of the Turnaround Plan

- **Operations**
  - Continue to drive efficiencies through new design layout, machinery & equipment investments and enhancements to warehouse management and control operating system
  - Complete the analysis of the merits of a 3PL DC option on the West Coast to speed time to market
  - Build a Distribution Network center capable of delivering within 24-72 hour cycles in non-peak seasons
  - Leverage feedback from post, peak-season customer survey

- **Supply Chain**
  - Continue to improve cost basis through new transportation and logistics alliances
  - Leverage new reporting systems to improve on-time and accurate deliveries and lower cost basis
  - Generate balance sheet and cash flow improvements through relationships with supply chain partners

- **Merchandising**
  - Drive innovation in our product assortment through renewed focus on new product development
  - Establish internal council consisting of sales, merchandising and marketing team members to identify and test new product initiatives in the field
  - Meet with strategic business and sourcing partners globally to strengthen our assortment in FY16 and beyond

- **Customer Care**
  - Utilize outsourced business partners to support data entry functions and better service customers on a lower cost basis
  - Focus on higher call volume inquiries; we have identified the four areas that make up over 50% of call volume
  - Continue to invest in new systems and platforms to make customer contact quicker and easier for resolution

School Specialty.

# FY15 Near-Term Corporate Priorities (Cont'd)

**Key Elements of the Turnaround Plan and Positioning for the Future**

- **Sales**
  - New sales coverage model implemented in 1H15, broken down by region and category with product specialists to support and drive revenues
  - Increased focus on sales force training to sell the complete assortment of SSI's offering
  - Institute new processes to capture customer feedback and drive operational and merchandising improvements
  - Implemented an inside sales team model to address the lower spend and touch non-district customers

- **Marketing**
  - Driving towards one marketing organization to support SSI corporate and all business segments to leverage shared services and resources
  - More focused catalog distribution strategy to be implemented, targeting direct purchasers of products and solutions geographically
  - Developing new campaigns built around Early Childhood, Special Needs, Furniture and Equipment and Technology, and in support of new growth initiatives

- **Finance, Human Resources and MIS**
  - Continue to realign and invest in these three areas to drive better financial reporting, people management and system performance
  - Move towards a shared services model where business units and geographies have added resources to make better business decisions
  - In-depth review of our corporate IT systems; evaluate options to upgrade or replace existing networks throughout SSI (multiple systems currently)

School Specialty®

# Balance Sheet Review



# Balance Sheet Review

**Key Highlights as of October 26, 2014**

- Outstanding ABL facility balance was $9.3 million vs. $10.6 million as of April 26, 2014
  - Have repaid in full in November 2014
- Outstanding gross balance on Term Loan Credit Agreement was $142.7 million vs. $143.9 million as of April 26, 2014
  - $0.9 million reflected as currently maturing, long-term debt
- Deferred cash payment obligations payable in December 2019
  - Preliminary estimates for obligations are $17.0 million; subject to revision, as claims reconciliation process continues (Company expects to complete the reconciliation in the fiscal 2015 third quarter)

| CAPITALIZATION ($'s in millions) | As of 10/25/14 | As of 4/26/14 | As of 10/26/13 |
|---|---|---|---|
| Cash and cash equivalents | $10.2 | $9.0 | $10.7 |
| New ABL Facility, maturing in 2018 | $9.3 | $10.6 | $3.9 |
| New Term Loan, maturing in 2019 | $142.7 | $143.9 | $144.6 |
| Total 1st Lien Debt | $152.0 | $154.4 | $148.5 |
| Net 1st Lien Debt | $141.7 | $145.4 | $137.8 |
| Deferred Cash Payment Obligations | $17.0 | $14.3 | $11.7 |
| Total Debt | $169.0 | $168.7 | $160.2 |
| Net Debt | $158.7 | $159.7 | $149.5 |
| Equity Market Capitalization | $113.3 | $110.1 | $88.0 |
| Enterprise Value | $272.0 | $269.8 | $237.5 |

School Specialty

# Consolidated Balance Sheet Comparison

SCHOOL SPECIALTY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(In Thousands, Except Share Data)

| | Successor Company | | |
|---|---|---|---|
| | October 25, 2014 | April 26, 2014 | October 26, 2013 |
| **ASSETS** | | | |
| Current assets: | | | |
| Cash and cash equivalents | $ 10,253 | $ 9,008 | $ 10,671 |
| Accounts receivable, less allowance for doubtful accounts of $1,145, $984 and $2,228, respectively | 117,990 | 62,631 | 122,180 |
| Inventories | 70,147 | 93,387 | 67,744 |
| Deferred catalog costs | 2,351 | 8,057 | 3,433 |
| Prepaid expenses and other current assets | 16,498 | 18,043 | 14,087 |
| Refundable income taxes | 554 | - | 5,024 |
| Assets held for sale | 2,200 | 2,200 | 2,928 |
| Total current assets | 219,993 | 193,326 | 226,067 |
| Property, plant and equipment, net | 37,618 | 39,045 | 37,567 |
| Goodwill | 21,588 | 21,588 | 25,535 |
| Intangible assets, net | 46,009 | 48,251 | 46,681 |
| Development costs and other | 32,034 | 36,646 | 36,847 |
| Deferred taxes long-term | 13 | 48 | 51 |
| Investment in unconsolidated affiliate | 715 | 715 | 715 |
| Total assets | $ 357,970 | $ 339,619 | $ 373,463 |

School Specialty

# Consolidated Balance Sheet Comparison (Cont'd)

**SCHOOL SPECIALTY, INC.**
**CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)**
(In Thousands, Except Share Data)

| | Successor Company | | |
|---|---|---|---|
| | October 25, 2014 | April 26, 2014 | October 26, 2013 |
| **LIABILITIES AND STOCKHOLDERS' EQUITY** | | | |
| Current liabilities: | | | |
| Current maturities - long-term debt | $ 10,273 | $ 12,388 | $ 5,334 |
| Accounts payable | 36,348 | 42,977 | 25,763 |
| Accrued compensation | 12,046 | 8,966 | 13,144 |
| Deferred revenue | 2,928 | 2,613 | 3,088 |
| Other accrued liabilities | 14,640 | 14,460 | 19,310 |
| Total current liabilities | 76,235 | 81,404 | 66,639 |
| Long-term debt - less current maturities | 156,510 | 153,987 | 152,227 |
| Other liabilities | 807 | 1,171 | 2,107 |
| Total liabilities | 233,552 | 236,562 | 220,973 |
| | | | |
| Stockholders' equity: | | | |
| Preferred stock, $0.001 par value per share, 500,000 shares authorized; none outstanding | - | - | - |
| Common stock, $0.001 par value per share, 2,000,000 shares authorized; 1,000,004 shares outstanding | 1 | 1 | 1 |
| Capital in excess of par value | 119,533 | 120,955 | 120,955 |
| Accumulated other comprehensive loss | (568) | (414) | (106) |
| Retained earnings (accumulated deficit) | 5,452 | (17,485) | 31,640 |
| Total stockholders' equity | 124,418 | 103,057 | 152,490 |
| Total liabilities and stockholders' equity | $ 357,970 | $ 339,619 | $ 373,463 |

School Specialty

# Working Capital Analysis

| | 3Q13 | 3Q14 | Y-O-Y Change | 4Q13 | 4Q14 | Y-O-Y Change | 1Q14 | 1Q15 | Y-O-Y Change | 2Q14 | 2Q15 | Y-O-Y Change |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Accounts receivable, net | $57.3 | $56.0 | ($1.3) | $58.9 | $62.6 | $3.7 | $138.9 | $135.8 | ($3.1) | $122.2 | $118.0 | ($4.2) |
| Inventories | $86.7 | $73.2 | ($13.5) | $92.6 | $93.4 | $0.8 | $104.9 | $109.7 | $4.8 | $67.7 | $70.1 | $2.4 |
| Prepaid expenses and other current assets | $10.4 | $13.7 | $3.3 | $29.9 | $18.0 | ($11.9) | $26.7 | $19.2 | ($7.5) | $14.1 | $16.5 | $2.4 |
| Accounts payable | $64.0 | $23.0 | ($41.0) | $74.8* | $43.0 | $31.8 | $49.1 | $53.4 | $4.3 | $25.8 | $36.3 | $10.5 |

| | 3Q13 | 3Q14 | % Chg. |
|---|---|---|---|
| Day Sales Outstanding | 54.6 | 55.7 | 2.0% |
| Days Inventory Outstanding | 86.4 | 86.7 | 0.4% |
| Days Payable Outstanding | 58.9 | 42.2 | -28.4% |

| | 4Q13 | 4Q14 | % Chg. |
|---|---|---|---|
| Day Sales Outstanding | 55.5 | 55.1 | -0.7% |
| Days Inventory Outstanding | 88.9 | 83.7 | -5.9% |
| Days Payable Outstanding | 66.1 | 32.9 | -50.2% |

| | 1Q14 | 1Q15 | % Chg. |
|---|---|---|---|
| Day Sales Outstanding | 57.1 | 55.1 | -3.6% |
| Days Inventory Outstanding | 95.4 | 81.0 | -15.1% |
| Days Payable Outstanding | 58.3 | 31.1 | -46.7% |

| | 2Q14 | 2Q15 | % Chg. |
|---|---|---|---|
| Day Sales Outstanding | 55.3 | 54.5 | -1.4% |
| Days Inventory Outstanding | 89.8 | 82.2 | -8.5% |
| Days Payable Outstanding | 50.3 | 32.9 | -34.6% |

**Summary**

- Inventories increased $2.4 million
- Accounts receivable decreased $4.2 million or approximately 3.4% year-over-year
- Accounts payable increased by $10.5 million
- Company continues to make progress restoring trade credit with vendors (most have returned to normal terms)

** Accounts Payable for 4Q13 includes pre-petition payables associated with Chapter 11 reorganization.*

** 1Q14 includes both the Predecessor and Successor companies..*

*NOTE: DSO's, DIOH's and DPO's are now calculated based on the average A/R, Inventory and A/P balances over the last 12-months vs. quarter end balances to better account for seasonality.*

School Specialty

# Direct Cash Flow Analysis

| | Six Months Ended October 25, 2014 | Combined Six Months Ended October 26, 2013 |
|---|---|---|
| Adjusted EBITDA | $ 57,401 | $ 61,155 |
| Capex | (5,398) | (2,309) |
| Product development | (3,318) | (2,709) |
| Proceeds from asset sales | 11 | 750 |
| Other | (8,005) | 2,979 |
| Change in working capital | (29,201) | (32,464) |
| Unleveraged free cash flow | 11,490 | 27,402 |
| Cash interest | (7,976) | (9,131) |
| Taxes | 227 | (1,899) |
| Leveraged free cash flow | $ 3,741 | $ 16,372 |
| Reconciliation to GAAP cash flow: | | |
| Net cash from (used) in operating activities | $ 12,446 | $ (5,662) |
| Net cash from (used) in investing activities | (8,705) | 22,034 |
| | **$ 3,741** | **$ 16,372** |

School Specialty

Financial Outlook
Market Outlook
Investment Considerations



# Fiscal 2015 Financial Outlook

***Updated Guidance for FY15***

- **Management reiterated its FY15 Adjusted EBITDA projection of $48 - $54 million**
- **FY15 revenues now expected to be $625 - $640 million**
- **Company expects to realize additional savings through Process Improvement Programs and corporate realignment**
- **Business conditions have stabilized and Company believes it's positioned for growth in FY16**
  - Supplies category tracking roughly in line with last fiscal year, less student planner and agenda product lines
  - Modest growth in Furniture and Technology categories expected for FY15
  - Science offerings driving sales in Curriculum segment as a result of new science curriculum adoptions; Reading segment expected to build momentum vs. prior year in 2H
  - Anticipated growth in e-tail/retail channels in the 2nd half of FY15, with more upside heading into FY16
  - Company in process of evaluating and planning for new sales initiatives; plans to be unveiled in 3rd or 4th fiscal quarter

School Specialty

# Market Dynamics Present Compelling Growth Opportunities

## Education Market Conditions Improving

- Nation's schools are expected to enter a period of sustained enrollment growth of nearly 3 million preK-12 students from 2014 to 2022
- State budgets are stabilizing and some states have increased educational funding (property tax receipts are rising with tax increases and improving home prices)
- Increased new school construction should drive spending on classroom furniture and equipment and related supplies
- Upcoming adoption of Common Core State Standards and Next Generation Science Standards is expected to drive industry growth and large statewide adoptions on the horizon

## PreK–12 Enrollment (2007–2022E)


(students in millions)
55.2 55.0 54.8 54.9 54.8 54.8 54.9 55.1 55.3 55.6 55.9 56.3 56.6 57.1 57.5 57.9
'07A '08A '09A '10A '11A '12E '13E '14E '15E '16E '17E '18E '19E '20E '21E '22E

## New School, Library and Academic Lab Construction Spending


($ in billions)
$48 $43 $38 $38 $40 $44 $53 $63 $66
2010A 2011A 2012A 2013A 2014E 2015E 2016E 2017E 2018E

## Total Public K-12 School Expenditures(1)


($ in billions)
$525 $527 $547 $563 $582 $607 $634
2010A 2011E 2012E 2013E 2014E 2015E 2016E

Source: McGraw-Hill (Q2'14), National Center for Education Statistics (February 2014) and NAR Economic Outlook (November 2014).

(1) Expenditures include salaries for school personnel, benefits, school transportation, school books and materials, energy costs and other expenses.
Source: National Center for Education Statistics (February 2014) and the U.S. Census Bureau.

School Specialty

# Anticipated Growth in Addressable Curriculum Market

## Curriculum Market Dynamics

- Common Core State Standards identifying weaknesses in student performance, driving increased spend on supplemental curriculum
  - 43 states have adopted the Common Core State Standards
- Curriculum adoptions have been delayed across the country due to the recession (pent-up demand for new curriculum materials)
  - Curriculum market forecasted to grow 8.3% per annum from 2015 to 2017
  - 68% of curriculum directors surveyed expect to purchase new Common Core instructional materials this year, compared to 62% two years ago
- Shift from print-only to print, digital and blended solutions
  - Industry saw increases in 2012 digital resource sales, including online/digital content (+19%)

### Addressable K-12 Publishing Market

($ in millions)


$2,918
$687
$822
$1,409
2011A
$2,457
$301
$866
$1,290
2012A
$2,495
$430
$815
$1,250
2013E
$2,950
$900
$780
$1,270
2014E
$2,930
$758
$782
$1,390
2015E
Open Territory
Adoption Residual
New Adoption

### K-12 Curriculum Market Size

($ in billions)


$19
2013A
$21
2014E
$23
2015E
$25
2016E
$27
2017E

Source: Houghton Mifflin Harcourt & American Association of Publishers and Education Market Research (2014).

School Specialty

# Turnaround Plan in Year 2: Significant Opportunities to Drive Revenues, Income and Cash Flow

### Positioning School Specialty for the Future – Revenue Growth

- Product innovation/assortment to drive consumable supplies category
- Pent up demand for new school construction and retrofits/refurbishments to drive furniture and equipment sales
- Growing usage of technology products in- and outside of the school offer opportunities to expand hard good sales and curriculum-based products
- Common Core State Standards and Next Generation Science Standards adoptions anticipated to drive industry-wide curriculum offerings
- More capital believed to be allocated towards Early Childhood Learning
- Company preparing to enter new markets through new offerings

### Positioning School Specialty for the Future – Operating Expenses

- Continued focus on driving process and cultural reforms
- Lowered headcount from process reforms; additional savings anticipated
- Better supply chain and logistics structure to drive improved inventory management and cost structures with suppliers and partners
- More efficient operations to result in better year-round overhead absorption
- Future benefits expected as the Company transitions towards more of a shared services model, supporting both business segments
- Stringent cost control measures across the entire company with a continued focus on lowering G&A, while investing strategically

### Organizational Changes Implemented and in Process

- ✓ Reorganization of leadership team and CEO direct reports
- ✓ Individual business units transitioning to more cohesive "One Company" structure
- ✓ Executive level sales leadership position established to better define objectives, drive accountability and improve effectiveness
- ✓ Reorganization of merchandising structure to better drive product development and innovation in the marketplace
- ✓ Collaboration between Sales and Marketing to increase the effectiveness of marketing campaigns
- ✓ Business support functions (accounting / finance / customer service / marketing / IT) being centralized to improve effectiveness and lower costs

School Specialty

# Investment Considerations

- Positive Trends in Education End Markets
- Business Stabilization Post-Bankruptcy with Opportunities for Growth
- Strong Customer Reach and Long-Term Relationships
- One of the Largest Nationwide Distribution Networks for Education
- Opportunities to Penetrate New & Existing Markets through Product Expansion and Sales Force Realignment
- Diverse Product Offering of Proprietary and 3rd-Party Brands
- Significant Cost Saving Opportunities to Drive Bottom-line Returns
- Business Optimization & Process Improvement Initiatives to Positively Impact P&L and Balance Sheet
- High Operating Leverage with Working Capital Improvements Underway

# Safe Harbor Statement/Non-GAAP Financial Information

**Safe Harbor Statement**

This presentation contains statements about School Specialty's future financial conditions, results of operations, expectations, plans, or prospects, including the information under the heading, "Fiscal 2015 Financial Outlook", that constitute forward-looking statements. Forward-looking statements also include those preceded or followed by the words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "projects," "should," "targets" and/or similar expressions. These forward-looking statements are based on School Specialty's current estimates and assumptions as of the date of the information presented and, as such, involve uncertainty and risk. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward-looking statements because of a number of factors, including the factors described in Item 1A of School Specialty's Annual Report on Form 10-K for the fiscal year ended April 26, 2014, which factors are incorporated herein by reference. Any forward-looking statement in this presentation speaks only as of the date in which it is made. Except to the extent required under the federal securities laws, School Specialty does not intend to update or revise the forward-looking statements.

**Non-GAAP Financial Information**

The Company adopted fresh start accounting and reporting effective June 11, 2013, the Fresh Start Reporting Date. The financial statements as of the Fresh Start Reporting Date report the financial position of the Successor Company with no beginning retained earnings or accumulated deficit. Any financial statement presentation of the Successor Company represents the financial position and results of operations of a new reporting entity and is not comparable to prior periods presented by the Predecessor Company. The financial statements for periods ended prior to the Fresh Start Reporting Date do not include the effect of any changes in the Predecessor Company's capital structure or changes in the fair value of assets and liabilities as a result of fresh start accounting.

Accordingly, management has provided non-GAAP combined results for the six months ended October 26, 2013. Non-GAAP combined results combine GAAP results of the Successor Company for the twenty weeks ended October 26, 2013 and GAAP results of the Predecessor Company for the six weeks ended June 11, 2013. Management's non-GAAP analysis compares the Successor Company's GAAP results for the six months ended October 25, 2014 for certain financial items to the Non-GAAP combined results for the six months ended October 26, 2013.

This presentation also includes a presentation of Adjusted EBITDA and Free Cash Flow, non-GAAP financial measures. Adjusted EBITDA and Direct Cash Flow are used by management as measures for judging the Company's operating performance and for estimating the Company's earnings growth prospects. Adjusted EBITDA does not represent, and should not be considered, an alternative to net income or operating income as determined by GAAP, and our calculation may not be comparable to similarly titled measures reported by other companies. Direct Cash Flow does not represent, and should not be considered, an alternative to cash flow from operations.

A reconciliation of (i) non-GAAP combined results for the six months ended October 26, 2013 to the GAAP results for the twenty weeks ended October 26, 2013 and the six weeks ended June 11, 2013, (ii) Adjusted EBITDA to GAAP net income for the three and six months ended October 25, 2014 and combined Adjusted EBITDA to combined net income for the three and six months ended October 26, 2013, and (iii) Free Cash Flow (unleveraged and leveraged) to Adjusted EIBTDA for the six months ended October 25, 2014 and combined Adjusted EBITDA for the combined six months ended October 26, 2013, is included in this Fiscal 2015 Second Quarter and Six Month Results Update dated December 4, 2014.

School Specialty

**Investor Contacts:**

Ryan M. Bohr
EVP & Chief Financial Officer
920-882-5868
Ryan.bohr@schoolspecialty.com

Glenn Wiener
Investor Relations
920.243.5392
IR@schoolspecialty.com